Supplement to the Class A, B and C Shares Prospectus

CREDIT SUISSE HIGH INCOME FUND

The following information supersedes certain information contained in the Fund's Prospectus.

Effective August 30, 2010, the following information replaces the information set forth in the fourth paragraph under the section entitled "The Fund in Detail – The Management Firm" on Page 13 of the Fund's Prospectus:

Credit Suisse will waive fees and reimburse expenses so that the fund's annual operating expenses will not exceed 0.95% of the fund's average daily net assets for Class A shares and 1.70% of the fund's average daily net assets for each of Class B and Class C shares. Waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.

Dated: August 30, 2010	HI-PRO-LOAD-16-0810 2010-009